Exhibit 10.1

Execution Version

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT, dated as of August 23, 2022 (this “Assumption Agreement”), among SPX Technologies, Inc., a Delaware corporation (the “New Parent”), the other Loan Parties party hereto, and Bank of America, N.A., as the Administrative Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement (as defined below) or the Guarantee and Collateral Agreement (as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, SPX Enterprises, LLC, a Delaware limited liability company, as the U.S. Borrower, SPX Corporation, a Delaware corporation (the “Existing Parent”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders (including the Swingline Lender, the Issuing Lenders and FCI Issuing Lenders) from time to time party thereto, Deutsche Bank AG, as the Foreign Trade Facility Agent, and the Administrative Agent, have entered into an Amended and Restated Credit Agreement, dated as of August 12, 2022 (as amended, restated, amended and restated, supplemented, increased, extended, and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Existing Parent and certain of its Subsidiaries have entered into that certain Amended and Restated Guarantee and Collateral Agreement, dated as of August 12, 2022 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Credit Agreement requires (a) the New Parent to become (i) a party to the Credit Agreement, and (ii) a Guarantor and an “Obligor” under the Guarantee and Collateral Agreement, (b) the New Parent to assume the obligations of the Existing Parent under the Credit Agreement and the other Loan Documents, and (c) each of the Loan Parties (other than, for the avoidance of doubt, the Existing Parent) to acknowledge, agree to and reaffirm all of its obligations under the Loan Documents;

NOW, THEREFORE, IT IS AGREED:

1.       Credit Agreement. By executing and delivering this Assumption Agreement, the New Parent hereby becomes a party to the Credit Agreement as the Parent thereunder with the same force and effect as if originally named therein as the Parent and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of the Parent thereunder. The New Parent hereby represents and warrants that each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

2.       Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the New Parent hereby becomes a party to the Guarantee and Collateral Agreement as an Obligor thereunder with the same force and effect as if originally named therein as an Obligor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of an Obligor thereunder. The information set forth in Schedule 1 attached hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The New Parent hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

3.       Assumption; Ratification; Grant of Security Interest. The New Parent hereby absolutely and expressly assumes all of the duties, obligations and liabilities of the Existing Parent in, to and under each of the Credit Agreement and each other Loan Document to which the Existing Parent is a party, to the same extent as if the New Parent had executed the Credit Agreement or such other Loan Document, as applicable. The New Parent hereby ratifies, as of the date hereof, and agrees to be bound by, the terms and provisions of the Credit Agreement and each other Loan Document, and hereby accepts all of the Existing Parent’s rights, interests, duties, obligations and liabilities under the Credit Agreement and each other Loan Document. Without limiting the generality of the other terms of this Assumption Agreement, the New Parent hereby (a) acknowledges, agrees and confirms that, by its execution of this Assumption Agreement, the New Parent will be deemed to be a party to each Loan Document to which the Existing Parent is a party is a party in the capacity as, and to the same extent as, the Existing Parent, and, in each case, it shall have all of the obligations that the Existing Parent has under each such Loan Document as if it had executed such Loan Document, (b) assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all Pledged Stock and to the extent not otherwise included, all Proceeds of the Pledged Stock now owned or at any time hereafter acquired by the New Parent or in which the New Parent now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Guarantee and Collateral Agreement), (c) agrees to be bound by the affirmative and negative covenants set forth in the Credit Agreement or any other Loan Document, and (d) promises to pay all Obligations as further provided in the Credit Agreement and the other Loan Documents.

4.       Guarantor Reaffirmation. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Assumption Agreement, (b) affirms all of its obligations under the Loan Documents, (c) agrees that this Assumption Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement, the Guarantee and Collateral Agreement or the other Loan Documents, and (d) acknowledges, affirms and agrees that each of the Security Documents to which such Guarantor is a party (i) continue in full force and effect and (ii) secure payment and performance of the Obligations (as defined in the Guarantee and Collateral Agreement).

5.       No Waiver. The execution, delivery and effectiveness of this Assumption Agreement shall not operate as a waiver of any right, power or remedy of any Lender (including the Swingline Lender, the Issuing Lenders and FCI Issuing Lenders), the Foreign Trade Facility Agent or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of the Loan Documents.

6.       Loan Document. This Assumption Agreement is an Assumption Agreement and a Loan Document.

7.      Governing Law. THIS ASSUMPTION AGREEMENT shall be construed in accordance with and governed by the law of the State of New York.

8.      Electronic Execution; Electronic Records; Counterparts. If permitted pursuant to the terms of the Credit Agreement, this Assumption Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Assumption Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

NEW PARENT:	SPX TECHNOLOGIES, INC.,
a Delaware corporation

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President, General Counsel and Secretary

LOAN PARTIES:	SPX ENTERPRISES, LLC,
a Delaware limited liability company

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President and Secretary

CINCINNATI FAN & VENTILATOR COMPANY, INC.,
an Ohio corporation

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Executive Vice President and Secretary

CUES, INC.,
a Delaware corporation

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President and Secretary

ELXSI CORPORATION,
a Delaware corporation

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President and Secretary

ENGINEERED AIR QUALITY, INC.,
a Delaware corporation

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President and Secretary

FLASH TECHNOLOGY, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

GENFARE, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

MARLEY ENGINEERED PRODUCTS LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Executive Vice President and Secretary

PATTERSON-KELLEY, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Executive Vice President and Secretary

RADIODETECTION, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

SEALITE INVESTMENTS, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

SEALITE USA, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

SPX COOLING TECH, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

SPX COOLING TECH NORTH AMERICA, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

STROBIC AIR CORPORATION,
a Delaware corporation

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Executive Vice President and Secretary

TCI INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

THE MARLEY COMPANY LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Executive Vice President and Secretary

ULC BUSINESS HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

ULC ROBOTICS INTERNATIONAL, INC.,
a New York corporation

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

ULC TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Vice President and Secretary

WM TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ John W. Nurkin
Name:	John Nurkin
Title:	Executive Vice President and Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as the Administrative Agent

	By:	/s/ Elizabeth Uribe
	Name:	Elizabeth Uribe
	Title:	Assistant Vice President

Schedule 1 to

Assumption Agreement

Supplement to Schedule 1

New Parent Notice Addresses

SPX Technologies, Inc.

6325 Ardrey Kell Road, Suite 400

Charlotte, North Carolina 28277

Attention: Treasurer and Chief Financial Officer

Telecopy No. 704-943-0578

Supplement to Schedule 2

Issuer	Holder	Class of Stock	Stock Certificate No.	Outstanding Shares/Interests Owned by an SPX Entity	Percentage of Shares Held by SPX Entities Being Pledged	Number of Shares / Interests Being Pledged
SPX Enterprises, LLC	SPX Technologies, Inc.	Units	2	100	100%	100

Supplement to Schedule 3

None

Supplement to Schedule 4

Jurisdiction of organization for the New Parent is Delaware.

The organizational identification number of the New Parent is 6943669.

The chief executive office address of the New Parent is:

SPX Technologies, Inc.

6325 Ardrey Kell Road, Suite 400

Charlotte, North Carolina 28277